Financial Instruments - Summary of The Group's Strategy To Keep Positive Net Cash (Detail) $ in Thousands	Dec. 31, 2021 USD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 USD ($)
Statements [Line Items]
Loans and financing	$ 3,279	$ 6,359	$ 11,030
Lease liabilities	5,991	6,153	7,675
Accounts payable from acquisition of subsidiaries	6,423	4,000
(-) Cash and cash equivalent	(121,006)	(58,557)	$ (29,762)	$ (5,509)
Net cash/debt	(105,313)	(42,045)
Total Equity attributable to Group's shareholders	$ 327,182	$ 75,622
Financial leverage ratio - %	(0.32)	(0.55)